John Hancock Variable Insurance Trust

Supplement dated December 9, 2019 to the current prospectus, as may be supplemented (the prospectus)

Financial Industries Trust (the fund)

Effective June 1, 2020 (the Effective Date), Lisa A. Welch will no longer serve as a portfolio manager of the fund. Accordingly, as of the Effective Date, all references to Ms. Welch will be removed from the prospectus. Following the Effective Date, Susan A. Curry and Ryan P. Lentell, CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated December 9, 2019 to the current Statement of Additional Information, as may be supplemented (the SAI)

Financial Industries Trust (the fund)

Effective June 1, 2020 (the Effective Date), Lisa A. Welch will no longer serve as a portfolio manager of the fund. Accordingly, as of the Effective Date, all references to Ms. Welch will be removed from the SAI. Following the Effective Date, Susan A. Curry and Ryan P. Lentell, CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the SAI and retain it for future reference.